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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                        Date of Report: August 16, 2002
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                       (Date of earliest event reported)


                                  MetLife, Inc.
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             (Exact name of registrant as specified in its charter)



 Delaware                                1-15787                  13-4075851
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(State or other jurisdiction        (Commission File         (I.R.S. Employer
of incorporation)                   Number)                  Identification No.)




              One Madison Avenue, New York, New York 10010-3690
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             (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (212) 578-2211
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Item 5. Other Events and Regulation FD Disclosure.

     This Current Report on Form 8-K is being filed in order to correct a typographical error in MetLife, Inc.'s Quarterly Report on Form 10-Q for the quarter ended June 30, 2002. On page 53 of the Form 10-Q in the section entitled "Investments -- Fixed Maturities -- Fixed Maturity Impairment," the Company reported that the estimated fair value and gross unrealized loss of five fixed maturity securities at June 30, 2002 were $97 million and $478 million, respectively. The amount of gross unrealized loss of these five fixed maturity securities at June 30, 2002 should have been reported as $78 million.





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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               METLIFE, INC.


                               By:   /s/ Gwenn L. Carr
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                                     Name:  Gwenn L. Carr
                                     Title:  Vice-President and Secretary




Date: August 16, 2002